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                                                                   EXHIBIT 10.59

                                 AMENDMENT NO. 1

                          Dated as of February 4, 2005

                                       to

                 AMENDED AND RESTATED RECEIVABLES LOAN AGREEMENT

                          Dated as of December 31, 2004

            THIS AMENDMENT NO. 1 (this "Amendment") dated as of February 4, 2005, is entered into by and among (i) TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC, a Delaware limited liability company (the "Borrower"), (ii) the "Conduit Lenders" identified on the signature pages hereto, (iii) the "Committed Lenders" identified on the signature pages hereto, (iv) the "Funding Agents" identified on the signature pages hereto and (v) JPMORGAN CHASE BANK, N.A. as administrative agent (the "Administrative Agent").

                             PRELIMINARY STATEMENTS

            A. Reference is made to the Amended and Restated Receivables Loan Agreement dated as of December 31, 2004 among the Borrower, the "Conduit Lenders", "Committed Lenders" and "Funding Agents" from time to time parties thereto and the Administrative Agent (the "Receivables Loan Agreement"). Capitalized terms used and not otherwise defined herein shall have the meanings ascribed to them in the Receivables Loan Agreement.

            B. The parties hereto have agreed to add Saratoga Funding Corp., LLC as a new Conduit Lender under the Receivables Loan Agreement (the "New Conduit Lender") and Deutsche Bank AG, New York Branch, as a new Committed Lender (in such capacity, the "New Committed Lender") and a new Funding Agent (in such capacity, the "New Funding Agent") under the Receivables Loan Agreement as described herein.

            C. In addition, the parties hereto have agreed to amend the Receivables Loan Agreement on the terms and conditions hereinafter set forth.

            NOW, THEREFORE, in consideration of the premises set forth above, and other good and valuable consideration the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:

            SECTION 1. Addition of New Lender Group; Amendment to Schedule I.

            (a) Effective as of the Effective Date (as defined in Section 3 below), (i) Schedule I to the Receivables Loan Agreement shall be amended in its entirety to read as set forth on Schedule I attached hereto, (ii) the New Conduit Lender will be a party to the Receivables Loan Agreement as a Conduit Lender having a Conduit Lending Limit as set forth on such new Schedule I, (iii) the New Committed Lender will be a party to the Receivables Loan

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Agreement as a Committed Lender having a Commitment as set forth on such new
Schedule I, (iv) the New Funding Agent will be a party to the Receivables Loan Agreement as a Funding Agent for the new Lender Group that includes the New Conduit Lender as specified on such new Schedule I, (v) the Conduit Lending Limit of each of Delaware Funding Company, LLC and Three Pillars Funding LLC shall be reduced to the amount specified on such new Schedule I and (vi) the Commitment of each of JPMorgan Chase Bank, N.A. and SunTrust Bank shall be reduced to the amount specified on such new Schedule I.

            (b) Each of the New Conduit Lender and the New Committed Lender:

            (i) confirms that it has received a copy of the Receivables Loan Agreement and such other documents and information as it has deemed appropriate to make its own credit analysis and decision to enter into this Amendment;

            (ii) agrees that it will, independently and without reliance upon the Administrative Agent, any Funding Agent or any other Lender and based on such documents and information as it shall deem appropriate at the time, continue to make its own credit decisions in taking or not taking action under the Receivables Loan Agreement;

            (iii) appoints and authorizes the Administrative Agent and its related New Funding Agent to take such action as agent on its behalf and to exercise such powers under the Receivables Loan Agreement and the other Transaction Documents as are delegated to the Administrative Agent and such New Funding Agent, respectively, by the terms thereof, together with such powers as are reasonably incidental thereto;

            (iv) agrees that it will perform in accordance with their terms all of the obligations which by the terms of the Receivables Loan Agreement are required to be performed by it as a Conduit Lender or Committed Lender, as the case may be;

            (v) specifies as its address for notices the office set forth on
      Schedule I hereto; and

            (vi) if it is organized under the laws of a jurisdiction outside the United States, (A) confirms that it has delivered to the Administrative Agent, its Funding Agent and the Borrower the forms prescribed by the Internal Revenue Service of the United States certifying as to its status for purposes of determining exemption from United States withholding taxes with respect to all payments to be made to it under the Receivables Loan Agreement or such other documents as are necessary to indicate that all such payments are subject to such taxes at a rate reduced by an applicable tax treaty and (B) agrees to provide the Administrative Agent, its Funding Agent and the Borrower (to the extent permitted by applicable law) with similar forms for each subsequent tax year in which payments are to be made to it under the Receivables Loan Agreement.

            (c) This Amendment, in so far as it relates to the addition of the New Conduit Lender, the New Committed Lender and the New Funding Agent as parties to the Receivables Loan Agreement and the establishment of their new Lender Group, shall be deemed to be a "Joinder Agreement" within the meaning of, and entered into pursuant to, the Receivables Loan

                                       2
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Agreement in accordance with Section 11.03(i) thereof and shall be effective as such for all purposes thereunder. In connection therewith, the parties hereto confirm and agree that, effective as of the Effective Date, the New Funding Agent shall become a party to the Lender Fee Letter as a Funding Agent, and shall be entitled to the rights and subject to the obligations of a Funding Agent thereunder.

            (d) On or prior to the Effective Date, the Borrower shall deliver
(i) to the New Funding Agent a Note payable to the New Funding Agent with a stated principal amount equal to the Lender Group Limit for its Lender Group and
(ii) to each of JPMorgan Chase Bank, N.A. and SunTrust Capital Markets, Inc. a new Note reflecting the reduction in the Lender Group Limit for its Lender Group. Upon its receipt of such new Note, each of JPMorgan Chase Bank, N.A. and SunTrust Capital Markets, Inc. shall return its old Note to the Borrower for cancellation.

            SECTION 2. Amendments. Effective as of the Effective Date, the Receivables Loan Agreement is amended as follows:

            2.1 Clause (v) of the definition of "Net Receivables Balance" in
Section 1.01 of the Receivables Loan Agreement is amended in its entirety to read as follows:

            "(v) the greater of (x) the aggregate amount of all Retro Pricing Accruals and (y) the Retro Pricing Accrual Floor."

            2.2 The definition of "Retro Pricing Approval Date" in Section 1.01 of the Receivables Loan Agreement is amended in its entirety to read as follows:

            "Retro Pricing Approval Date" means February 4, 2005.

            2.3 Section 1.01 of the Receivables Loan Agreement is further amended to add the following two definitions in appropriate alphabetical order:

            "Retro Pricing Accrual Floor" means, as of any Monthly Reporting Date and continuing until (but not including) the next Monthly Reporting Date, the product of (i) 2.5 and (ii) the highest three-month rolling average Retro Pricing Monthly Adjustment Amount that occurred during the period of twelve consecutive Calculation Periods immediately preceding such earlier Monthly Reporting Date.

            "Retro Pricing Monthly Adjustment Amount" means, for any Calculation Period, the aggregate of all Retro Pricing Adjustments occurring during such Calculation Period.

            2.4 Section 7.01(k) of the Receivables Loan Agreement is amended in its entirety to read as follows:

            "(k) the average Dilution Ratio for any three consecutive Calculation Periods exceeds (i) in the case of any such period that includes sales from the month of July (for the avoidance of doubt such periods include the September, October and November Calculation Periods) or December (for the avoidance of doubt such periods include February, March and April Calculation Periods), 3.50% or (ii) in the case of any other period, 3.25%; or".

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            SECTION 3. Conditions Precedent. This Amendment shall become effective as of the date (the "Effective Date") on which (i) the Administrative Agent shall have received a copy of this Amendment duly executed by the Borrower, the Collection Agent, the Administrative Agent and each of the Lenders, (ii) the new Note required to be executed and delivered by the Borrower to the New Funding Agent pursuant to Section 1 above shall have been so executed and delivered and (iii) to the extent required by the program documents governing any Conduit Lender's Commercial Paper program, each Rating Agency shall have confirmed that the execution and delivery of this Amendment by such Conduit Lender will not result in the reduction or withdrawal of the then-current ratings of such Conduit Lender's Commercial Paper.

            SECTION 4. Reference to and Effect on the Receivables Loan
Agreement.

            4.1 Upon the effectiveness of this Amendment, each reference in the Receivables Loan Agreement to "this Agreement," "hereunder," "hereof," "herein," "hereby" or words of like import shall mean and be a reference to the Receivables Loan Agreement as amended hereby, and each reference to the Receivables Loan Agreement in any other document, instrument and agreement executed and/or delivered in connection with the Receivables Loan Agreement shall mean and be a reference to the Receivables Loan Agreement as amended hereby.

            4.2 Except as specifically amended hereby, the Receivables Loan Agreement, the other Transaction Documents and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.

            4.3 The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of any Lender, any Funding Agent or the Administrative Agent under the Receivables Loan Agreement, the Transaction Documents or any other document, instrument, or agreement executed in connection therewith, nor constitute a waiver of any provision contained therein.

            4.4 The Borrower represents that this Amendment has been duly authorized, executed and delivered by it pursuant to its limited liability company powers and constitutes its legal, valid and binding obligation.

            SECTION 5. Governing Law. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF NEW YORK.

            SECTION 6. Execution in Counterparts. This Amendment may be executed in any number of counterparts and by different parties hereto in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute but one and the same instrument. Delivery of an executed counterpart of this Amendment by facsimile shall be effective as delivery of a manually executed counterpart of this Amendment.

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            SECTION 7. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

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            IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized as of the date first written above.

                                         TRW AUTOMOTIVE GLOBAL RECEIVABLES LLC,
                                         as Borrower

                                         By:       /s/ Joseph S. Cantie
                                            ----------------------------
                                            Name:  Joseph S. Cantie
                                            Title: President

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                                      DELAWARE FUNDING COMPANY, LLC,
                                      as a Conduit Lender

                                      By: JPMorgan Chase Bank, N.A., as attorney
                                      -in-fact for Delaware Funding Company, LLC

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      JPMORGAN CHASE BANK, N.A.
                                      as a Funding Agent

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      JPMORGAN CHASE BANK, N.A.
                                      as a Committed Lender

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

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                                      ALPINE SECURITIZATION CORP.,
                                      as a Conduit Lender

                                      By:  Credit Suisse First Boston, New
                                      York Branch, as Attorney-in-Fact

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      CREDIT SUISSE FIRST BOSTON, NEW YORK
                                      BRANCH,
                                      as a Funding Agent

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      CREDIT SUISSE FIRST BOSTON, NEW YORK
                                      BRANCH,
                                      as a Committed Lender

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

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                                      LIBERTY STREET FUNDING CORP.,
                                      as a Conduit Lender

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      THE BANK OF NOVA SCOTIA,
                                      as a Funding Agent

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      THE BANK OF NOVA SCOTIA,
                                      as a Committed Lender

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

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                                      THREE PILLARS FUNDING LLC,
                                      as a Conduit Lender

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      SUNTRUST CAPITAL MARKETS, INC.,
                                      as a Funding Agent

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      SUNTRUST BANK,
                                      as a Committed Lender

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

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                                      BEETHOVEN FUNDING CORPORATION,
                                      as a Conduit Lender

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      DRESDNER BANK AG, NEW YORK BRANCH,
                                      as a Funding Agent

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      DRESDNER BANK AG, NEW YORK BRANCH,
                                      as a Committed Lender

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

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                                      SARATOGA FUNDING CORP., LLC,
                                      as a Conduit Lender

                                      By:  Saratoga Member Corp., its sole
                                      member

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      as a Committed Lender

                                      By:               /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                      By:               /s/
                                           -----------------------------------
                                            Name:
                                            Title:

                                      DEUTSCHE BANK AG, NEW YORK BRANCH,
                                      as a Funding Agent

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

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                                      JPMORGAN CHASE BANK, N.A.
                                      as Administrative Agent

                                      By:               /s/
                                            -----------------------------------
                                            Name:
                                            Title:

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ACKNOWLEDGED AND AGREED:

TRW AUTOMOTIVE U.S. LLC, as Collection Agent

By:           /s/ Joseph S. Cantie
       -----------------------------------------
Name:  Joseph S. Cantie
Title:  Vice President and Chief Financial Officer